CULLEN INTERNATIONAL HIGH DIVIDEND FUND

Retail Class	Class I	Class C	Class R1	Class R2

CIHDX	CIHIX	CIHCX	CIHRX	CIHPX

SUMMARY PROSPECTUS

November 2, 2010

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated October 28, 2010 and most recent annual report to shareholders, dated June 30, 2010 are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at www.cullenfunds.com or by calling Cullen Funds at 1-877-485-8586.

YOUR INVESTMENT

Summary Information

Cullen International High Dividend Fund

Investment Objective

The Cullen International High Dividend Fund (the “International High Dividend Fund”) seeks current income and long-term capital appreciation. Current income is a primary objective and capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International High Dividend Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I	Class R1	Class R2

Redemption Fee (as a percentage
of amount redeemed)[a]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I	Class R1	Class R2

Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.25%
Other Expenses[b]	0.56%	0.56%	0.56%	0.81%	0.81%
Acquired Fund Fees & Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating
Expenses[c]	1.83%	2.58%	1.58%	2.33%	2.08%
Less Expense Reduction/
Reimbursement[d]	-0.56%	-0.56%	-0.56%	-0.56%	-0.56%
Net Annual Fund Operating
Expenses	1.27%	2.02%	1.02%	1.77%	1.52%

a	You will be charged a 2% redemption fee if you redeem or exchange shares of the International High Dividend Fund within seven (7) days of purchase.

b	Other expenses for the current fiscal year, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the International High Dividend Fund’s statement of operations.

c	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are indirect fees that a fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies (“Acquired Funds”). The indirect fee represents a pro rata portion of the cumulative expenses of the Acquired Funds.

d	The Adviser has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees, interest, taxes and extraordinary expenses) to not more than 1.25% for Retail Class shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.75% for Class R1 shares and 1.50% for Class R2 shares, through October 31, 2011. The Adviser may, with approval of the Board of Trustees, recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the International High Dividend Fund to exceed existing expense limitations. The effective management fee for each class after each class’s expense reduction/reimbursement is 1.00%. The differences in net annual fund operating expenses between individual classes relate only to distribution and shareholder servicing plans as described in the “Distribution and Service Plans (12b-1)” and “Shareholder Servicing Plan” sections in the Prospectus.

Expense Example

This example is intended to help you compare the cost of investing in the International High Dividend Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the International High Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the International High Dividend Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*

Retail Class	$329	$721	$1,138	$2,102
Class C	$405	$949	$1,520	$2,873
Class I	$304	$644	$1,008	$1,831
Class R1	$380	$874	$1,395	$2,623
Class R2	$355	$798	$1,262	$2,366

*	The Expense Example amounts reflect the current expense waiver and reimbursement agreement in through October 31, 2011. Thus, the 3 years, 5 years and 10 years examples reflect the expense and reimbursement only for the first year.

Portfolio Turnover

The International High Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International High Dividend Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International High Dividend Fund’s performance. During the most recent fiscal year, the International High Dividend Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

The International High Dividend Fund invests, under normal circumstances, at least 80% of its net assets primarily in high dividend paying common stocks of medium- and large-capitalization companies headquartered outside the United States and in ADRs. ADRs are depository receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets or available through a U.S. broker or dealer. As a point of comparison, a high dividend paying common stock that the International High Dividend Fund would invest in would generally have a dividend yield greater than the average dividend yield of the equity securities in the MSCI EAFE Stock Index.

The International High Dividend Fund intends to diversify its investments across different countries, but the percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. As of September 30, 2010, the International High Dividend Fund was invested in approximately 22 different countries. The International High Dividend Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets. The International High Dividend Fund may consider investments in companies in any of the world’s developed stock markets, such as the United Kingdom and other stock markets in the European Union. The International High Dividend Fund also may consider investments in developed and emerging stock markets in the Far East, such as Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand. Other developed and emerging stock markets such as Australia, New Zealand, South Africa, Canada and Mexico also may be considered.

The International High Dividend Fund generally invests substantially all of its assets in common stocks and ADRs. The International High Dividend Fund invests roughly similar amounts of its assets in each position in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

Principal Risks

General Stock Risks

The International High Dividend Fund’s major risks are those of investing in the stock market, which can mean that the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Periods of poor performance and declines in value of the International High Dividend Fund’s underlying equity investments can be caused and also further prolonged by many circumstances that can confront the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted their previous assumptions and estimates, and, at times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. In the future, market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the International High Dividend Fund’s shares. And, as a result, you could lose money investing in the International High Dividend Fund.

Medium-Capitalization Companies

The International High Dividend Fund may invest in the stocks of medium-capitalization companies. Medium-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the International High Dividend Fund’s portfolio.

Value Style Investing

Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the International High Dividend Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

Foreign Securities

Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

  future political and economic developments,

  the position of foreign withholding taxes on dividend and interest income payable on the securities,

  the possible establishment of exchange controls,

  the possible seizure or nationalization of foreign investments, and the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the International High Dividend Fund if any of the following occur:

  foreign stock markets decline in value,

  the International High Dividend Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,

  the value of a foreign currency declines relative to the U.S. dollar, or political, social or economic instability in a foreign country causes the value of the International High Dividend Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depository receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depository receipt will always track the price of the underlying foreign security.

As with all investments, you may lose money by investing in the International High Dividend Fund.

Performance Information

The following performance information indicates some of the risks of investing in the shares of the International High Dividend Fund by showing the variability of the Retail Class’s returns (the class with the longest period of annual returns). The bar chart shows the total return of the International High Dividend Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows the International High Dividend Fund’s average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the International High Dividend Fund. Remember, the International High Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The International High Dividend Fund’s year-to-date total return as of the September 30, 2010 was 4.39%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	19.03%	Q2/2009
Lowest Return	-24.45%	Q4/2008

Average Annual Total Returns as of December 31, 2009

International High Dividend Fund, Retail Class	1 Year	Since Inception(1)

Returns before taxes	26.97%	2.18%
Returns after taxes on distributions(2)	25.46%	0.91%
Returns after taxes on distributions and sale
of Fund shares	17.39%	1.26%
International High Dividend Fund, Class I
Returns before taxes	27.30%	2.46%
International High Dividend Fund, Class C
Returns before taxes	26.00%	1.47%
International High Dividend Fund, Class R1
Returns before taxes	N/A	N/A
International High Dividend Fund, Class R2
Returns before taxes	N/A	N/A

MSCI EAFE Index (reflects no deduction of fees,
expenses or taxes)	32.46%	1.64%

(1)	The International High Dividend Fund Retail Class, Class I and Class C each commenced operations on December 15, 2005 and Class R1 and Class R2 commenced operations on March 3, 2010 and March 4, 2010, respectively.

(2)	After-tax returns are shown for only Retail Class shares. After-tax returns for Class I, Class C, Class R1 and Class R2 shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or tax-exempt arrangements such as 401(k) plans or IRAs.

Investment Adviser

Cullen Capital Management LLC (the “Adviser”) serves as the investment adviser to the International High Dividend Fund.

Portfolio Managers

James P. Cullen, the Adviser’s President and controlling member, has been co-portfolio manager of the International High Dividend Fund since the Fund’s inception on December 15, 2005. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its President since December 1982.

Rahul D. Sharma has served as a co-portfolio manager for the International High Dividend Fund since October 2007. Mr. Sharma has been the Vice President of the Adviser since May 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the International High Dividend Fund on days the NYSE is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The International High Dividend Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$1,000	$100
Retail Class-IRAs and UGMA/UTMA Accounts,
Simple IRA, SEP-IRA, 403(b)(7), Keogh,
Pension Plan and Profit Sharing Plan Accounts	$250	$50
Class C-Regular Accounts	$1,000	$100
Class C-IRAs and UGMA/UTMA Accounts,
Simple IRA, SEP-IRA, 403(b)(7), Keogh, Pension
Plan and Profit Sharing Plan Accounts	$250	$50
Class I	$1,000,000	$100
Class R1	none	none
Class R2	none	none

  Class I shares are available only to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity and only with a minimum initial investment of $1,000,000.

  A registered investment advisor may aggregate all client accounts investing in Class I shares of the International High Dividend Fund to meet the investment minimum.

  If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.

  If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

  You will be charged a $15 annual account maintenance fee for each IRA (or other retirement account) up to a maximum of $30 per social security number, and a $25 fee for transferring assets to another custodian or for closing such an account.

Tax Information

The International High Dividend Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the International High Dividend Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the International High Dividend Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Cullen Funds
P.O. Box 13584
Denver, CO 80203
877-485-8586

http://www.cullenfunds.com